UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      October 18, 2011

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)

(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Explanatory Note

As reported in the Current Report on Form 8-K filed on October 24, 2011 (the “Original Form 8-K”) by Southern Connecticut Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission, the Company’s principal subsidiary, The Bank of Southern Connecticut (the “Bank”), terminated its Director Retirement Plan (the “Plan”) for each non-employee director of the Bank.

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Original Form 8-K solely for the purpose of correcting the effective date of the termination of the Plan to September 30, 2011.

The disclosures set forth in the Original Form 8-K are hereby amended as follows:

 ITEM 8.01.    Other Events.

On October 18, 2011, The Bank of Southern Connecticut (the “Bank”), the principal subsidiary of Southern Connecticut Bancorp, Inc., terminated its Director Retirement Plan (the “Plan”) for each non-employee director of the Bank effective as of September 30, 2011.  The Plan was initially adopted on March 3, 2011, and there have been no payments made under the Plan on or prior to September 30, 2011, the effective date on which the Plan was terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	SOUTHERN CONNECTICUT BANCORP, INC. By: /s/ Stephen V. Ciancarelli
Stephen V. Ciancarelli Senior Vice President and Chief Financial Officer